UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22500

O’Connor Fund of Funds: Multi-Strategy
(Exact name of registrant as specified in charter)

677 Washington Boulevard Stamford, Connecticut 06901
(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 525-6000

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2013

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2013

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

O’Connor Fund of Funds: Multi-Strategy

We have audited the accompanying statement of assets, liabilities of O’Connor Fund of Funds: Multi-Strategy (the “Fund”), including the schedule of portfolio investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 29, 2011 (commencement of operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2013, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Multi-Strategy at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 29, 2011 (commencement of operations) to March 31, 2011, in conformity with U.S. generally accepted accounting principles.

May 29, 2013

A member firm of Ernst & Young Global Limited

O’Connor Fund of Funds: Multi-Strategy

Statement of Assets and Liabilities

March 31, 2013

ASSETS
Investments in Investment Funds, at fair value (cost $278,886,641)	$309,301,091
Cash	13,448,216
Receivable from Investment Funds	18,744,651
Advanced subscriptions in Investment Funds	16,750,000
Other assets	2,914

Total Assets	358,246,872

LIABILITIES
Shareholders’ redemptions payable	7,638,475
Subscriptions received in advance	6,947,277
Management Fee payable	826,790
Incentive Fee payable	641,227
Professional fees payable	119,276
Tax compliance fees payable	100,000
Administration fee payable	81,061
Custody fee payable	17,952
Directors’ fees payable	17,500
Offering costs payable	2,725
Other liabilities	56,871

Total Liabilities	16,449,154

Net Assets	$341,797,718

NET ASSETS
Represented by:
Paid in capital	$325,463,432
Accumulated net realized gain/(loss) from investments in Investment Funds	(5,019,571)
Accumulated net investment loss	(9,060,593)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	30,414,450

Net Assets	$341,797,718

Net asset value per Share (based on 337,009.316 Shares outstanding)	$1,014.21

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statement of Operations

Year Ended March 31, 2013

EXPENSES
Management Fee	$4,373,847
Incentive Fee	901,726
Professional fees	773,891
Tax compliance fees	300,000
Administration fee	287,651
Loan fees	111,076
Directors’ fees	75,432
Custody fee	9,834
Printing, insurance and other expenses	200,099

Total Expenses	7,033,556

Net Investment Loss	(7,033,556)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments in Investment Funds	(1,804,139)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	28,823,733

Net Realized and Unrealized Gain/(Loss) from Investments	27,019,594

Net Increase in Net Assets Derived from Operations	$19,986,038

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statements of Changes in Net Assets

Years Ended March 31, 2012 and 2013

Net Assets at April 1, 2011	$55,089,821
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(3,945,528)
Net realized gain/(loss) from investments in Investment Funds	(1,384,112)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,590,717

Net Decrease in Net Assets Derived from Operations	(3,738,923)

DISTRIBUTIONS TO SHAREHOLDERS (see Note 2d)	(2,477,856)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 228,173.387 Shares	221,434,737
Reinvestment of distributions of 2,065.869 Shares	1,939,147
Shareholders’ redemptions of 53,550.159 Shares	(50,815,561)

Net Increase in Net Assets Derived from Capital Transactions	172,558,323

Net Assets at March 31, 2012	$221,431,365

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(7,033,556)
Net realized gain/(loss) from investments in Investment Funds	(1,804,139)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	28,823,733

Net Increase in Net Assets Derived from Operations	19,986,038

DISTRIBUTIONS TO SHAREHOLDERS (see Note 2d)	(907,731)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 127,520.176 Shares	123,245,060
Reinvestment of distributions of 859.671 Shares	840,326
Shareholders’ redemptions of 23,156.223 Shares	(22,797,340)

Net Increase in Net Assets Derived from Capital Transactions	101,288,046

Net Assets at March 31, 2013	$341,797,718

Accumulated net investment loss—March 31, 2012	$(2,706,813)

Accumulated net investment loss—March 31, 2013	$(9,060,593)

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statement of Cash Flows

Year Ended March 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$19,986,038
Adjustments to reconcile net increase in net assets derived from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(204,800,000)
Proceeds from disposition of investments in Investment Funds	107,037,083
Net realized (gain)/ loss from investments in Investment Funds	1,804,139
Net change in unrealized appreciation/ depreciation on investments in Investment Funds	(28,823,733)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	8,650,000
Receivable from Investment Funds	(7,522,348)
Other assets	98,611
Increase (decrease) in liabilities:
Administration fee payable	42,088
Custody fee payable	7,694
Directors’ fees payable	5,432
Incentive Fee payable	641,227
Management Fee payable	237,232
Professional fees payable	(19,295)
Tax compliance fees payable	25,000
Other liabilities	23,096

Net cash used in operating activities	(102,607,736)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	114,748,115
Distributions paid	(67,405)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(40,333,407)

Net cash provided by financing activities	74,347,303
Net decrease in cash	(28,260,433)
Cash-beginning of year	41,708,649

Cash-end of year	$13,448,216

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

	Years Ended March 31,			Period from March 29, 2011 (Commencement of Operations) to March 31, 2011
	2013	2012
Per Share operating performance
Net asset value per Share, beginning	$955.33	$999.88		$1,000.00
Gain/(Loss) from investment operations:
Net investment loss a	(24.09)	(25.92)		(0.12)
Net realized and unrealized gain (loss) from investments	85.80	(6.85	) b	0.00

Total gain/(loss) from investment operations	61.71	(32.77)		(0.12)

Distributions to shareholders	(2.83)	(11.78)		0.00

Net asset value per Share, ending	$1,014.21	$955.33		$999.88

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets c, d	(2.46%)	(2.69%)		(1.50	%) e
Ratio of total expenses to average net assets after Incentive Fee c, d, f	2.46%	2.69%		1.50	% e
Portfolio turnover rate	43.11%	13.73%		0.00%
Total return g, h	6.47%	(3.26%)		(0.01%)
Net assets	$341,797,718	$221,431,365		$55,089,821

a	Calculated based on the average Shares outstanding during the period.
b	In addition to net realized and unrealized gains on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.
c	Ratios to average net assets are calculated based on the average net asset value per Share for the period.
d	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.
e	Annualized
f	The ratios of total expenses to average net assets before Incentive Fee were 2.15%, 2.69% and 1.50% for the years ended March 31, 2013 and 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively. For the year ended March 31, 2013, there were no reimbursements of expenses. For the year ended March 31, 2012, the Adviser was reimbursed expenses totaling $31,619 which represented 0.02% of the average net assets. For the period from March 29, 2011 (commencement of operations) to March 31, 2011, there were no reimbursements of expenses.
g	The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges. Total returns for a period of less than a full year are not annualized.
h	The total returns before Incentive Fee were 6.77%, (3.26)% and (0.01)% for the years ended March 31, 2013 and 2012, and the period from March 29, 2011 (commencement of operations) to March 31, 2011, respectively.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements

March 31, 2013

1.	Organization

O’Connor Fund of Funds: Multi-Strategy (the “Fund”) was formed on February 7, 2011, as a statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and commenced operations on March 29, 2011. The Fund’s investment objective is to seek to consistently realize risk-adjusted appreciation. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. The Investment Managers with whom the Fund expects to invest generally conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund’s Board of Trustees (the “Board”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Board has engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund is offering up to $500,000,000 of shares of beneficial interest (the “Shares”) at an initial price of $1,000 per Share, for an authorized total of up to 500,000 Shares. The Shares are being distributed by UBS Financial Services Inc. (“UBS Financial”), the Fund’s principal underwriter, and other brokers or dealers. UBS Financial or its affiliates may pay from their own resources compensation to their financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders. Generally, the stated minimum investment is Shares with a value of at least $50,000, which may be reduced in the Adviser’s sole discretion, but not below $25,000.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter, starting with the quarter ended September 30, 2011. The Adviser recommended to the Board that the Fund offer to repurchase Shares from shareholders as of June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical securities

Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter of the measurement date

Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter of the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. Effective March 31, 2013, the Fund considers all Investment Funds with the ability to redeem within one quarter of the measurement date to be Level 2. In the prior year, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the March 31, 2012 measurement date or within one year of such date.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2013. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2013. The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the credit strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. Investment Funds within this strategy, including 19 percent with investor level gates, are generally subject to 60 - 90 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. Investment Funds within this strategy are generally subject to 45 - 90 day redemption notice periods. Investment Funds representing 0.19 percent of the fair value of the investments in this strategy are side pockets where the liquidation of assets is uncertain. The remaining 99.81 percent of the Investment Funds, including 37 percent with investor level gates, are available to be redeemed in accordance with their offering documents, as of the measurement date.

The Investment Funds in the multi-strategy strategy invest in both long and short, equity and debt strategies that are primarily in US based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. Investment Funds within this strategy, including 71 percent with investor level gates, are generally subject to 30 - 90 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Funds in the relative value strategy, a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, for example to geography, changes in interest rates, equity market movement, and currencies, to name a few examples. Investment Funds within this strategy are generally subject to 30 - 120 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. Investment Funds within this strategy are generally subject to 30 - 75 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. (See Schedule of Portfolio Investments).

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2013.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund also has a September 30 tax year-end.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Fund will file income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years remain subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2013, the Fund did not incur any interest or penalties.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1s. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2012, however based on the December 31, 2011 Schedule K-1s and other information available at September 30, 2012, the aggregate cost of investments for federal income tax purposes for the year ended March 31, 2013 is $283,823,758; accordingly, accumulated net unrealized appreciation on investments was $25,477,333, consisting of $25,586,058 gross unrealized appreciation and $108,725 gross unrealized depreciation.

The tax character of distributions paid to shareholders at September 30, 2012 was ordinary dividend of $1,541,280 and long-term capital gains of $936,576.

The estimated tax character of distributions paid to shareholders at March 31, 2013 was $619,053 in distributions from net investment income and $288,678 in distributions from realized gain/(loss). The final determination of tax character will be made upon receiving tax information from the Investment Funds.

At September 30, 2012, as a result of permanent book to tax differences, primarily due to net investment loss, non-deductible expenses, capital gains reclass and over-distribution, the Fund made permanent reclassifications which decreased accumulated net investment loss by $1,298,829, increased accumulated net realized loss from investments by $(1,542,642) and increased paid-in capital by $243,813. Net assets and net asset value per share were not affected by these reclassifications.

At September 30, 2012, there was no undistributed ordinary income and long-term capital gains. The component of accumulated earnings on a tax basis consisted of unrealized appreciation of $5,449,779. In addition, the Fund had $4,248,753 of capital losses realized after October 31, 2011 and late-year ordinary losses of $456,090 incurred after December 31, 2011 which were deferred for tax purposes to the first day of the ending tax year September 30, 2013.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

2.	Significant Accounting Policies (continued)

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee accruals (as described below), if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

3.	Related Party Transactions (continued)

net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. The Incentive Fee for the year ended March 31, 2013 was $901,726. There was no Incentive Fee accrued for the year ended March 31, 2012.

The Incentive Fee is in addition to the incentive fees payable in respect of the Investment Funds (generally approximating 20% of net profits) charged by the Investment Managers.

The Adviser has voluntarily entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund for a three-year term beginning on March 1, 2011 and ending on February 28, 2014 (the “Limitation Period”) to limit the amount of Specified Expenses (as described below) to be borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after the first twelve months of the Limitation Period upon appropriate notice to the Fund. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

At March 31, 2013, the Specified Expenses remained below the Expense Cap and no expense reimbursements were owed by the Fund to the Adviser. Further, the Adviser did not have any other expense amounts that needed to be absorbed that may be charged to the Fund in subsequent periods.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and shareholder related services. BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Share Capital and Net Asset Value

Capital share transactions for outstanding Shares in the Fund as of March 31, 2013 are summarized as follows:

Outstanding Shares April 1, 2012	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2013	Net Asset Value Per Share
231,785.692	127,520.176	859.671	(23,156.223)	337,009.316	$1,014.21

6.	Loan Payable

Effective June 24, 2011, the Fund entered into a one year, $20,000,000 committed, secured revolving line of credit with The Bank of New York Mellon. Effective June 22, 2012, the line of credit was increased to $35,000,000 and the termination date was extended to June 21, 2013. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate (b) 1.50% above the Federal Funds Rate, or (c) 1.5% above the one-month LIBOR Rate in each case as in effect from time to time. There is a loan fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized. For the year ended March 31, 2013, the Fund did not borrow under this secured revolving line of credit.

7.	Investments

As of March 31, 2013, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2013 amounted to $204,800,000 and $107,037,083, respectively.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2013

7.	Investments (continued)

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 3.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

Subsequent to March 31, 2013, the Fund paid shareholders’ redemptions payable of $7,638,475 in full.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments

March 31, 2013

Investment Fund	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Credit
Axonic Credit Opportunities Fund, LP	$12,500,000	$15,433,898	4.52%	5/1/2012	Quarterly	(g)
D.E. Shaw Terrella Fund, L.P.	7,000,000	7,401,244	2.16	1/1/2013	Annual
Global Credit Advisers, LLC	7,500,000	8,393,887	2.46	4/1/2011	Quarterly
Magnetar Constellation Fund, Ltd.	9,250,000	10,678,291	3.12	4/1/2011	Quarterly	(c)
Tricadia Credit Strategies, Ltd.	13,400,000	14,295,921	4.18	7/1/2011	Quarterly

Credit Subtotal	$49,650,000	$56,203,241	16.44%
Equity Hedged
Anthion Offshore Fund, Ltd.—Class C2—Series 1	372,310	280,579	0.08	4/1/2011	Quarterly	(d)
Anthion Offshore Fund, Ltd.—Class S—Series 1	36,600	23,379	0.01	4/1/2011	N/A	(e)
Glenview Institutional Partners, L.P.	13,600,000	16,469,751	4.82	4/1/2011	Quarterly	(g)
JANA Nirvana Fund, L.P.	15,000,000	15,177,128	4.44	2/1/2013	Quarterly
Newbrook Capital Offshore Fund, Ltd.	9,000,000	9,153,174	2.68	9/1/2012	Quarterly
Perceptive Life Sciences Qualified Fund, L.P.	9,600,000	13,578,987	3.97	4/1/2011	Quarterly
Soroban Cayman Fund Ltd	7,000,000	9,864,018	2.88	4/1/2011	Quarterly	(d)
Turiya Fund LP	10,600,000	11,849,947	3.47	4/1/2011	Quarterly	(f)
West Face Long Term Opportunities (USA) LP—2010 Series	142,144	138,371	0.04	4/1/2011	N/A	(e)
Designated Investments 0312—USD
West Face Long Term Opportunities (USA) LP—2010 Series Non Restricted—USD	9,809,580	9,944,648	2.91	4/1/2011	Quarterly	(d)

Equity Hedged Subtotal	$75,160,634	$86,479,982	25.30%

Multi-Strategy
Millennium International Ltd.	22,750,000	25,099,626	7.34	4/1/2011	Quarterly	(d)
York European Opportunities Unit Trust	10,000,000	10,031,711	2.94	2/1/2013	Quarterly

Multi-Strategy Subtotal	$32,750,000	$35,131,337	10.28%

Relative Value
Black River Fixed Income Relative Value Opportunity Fund	8,000,000	8,114,800	2.37	11/1/2012	Quarterly
(Onshore), Ltd.
BTG Pactual Global Equity Opportunities Fund Limited	15,000,000	15,232,726	4.46	2/1/2013	Quarterly
Field Street Partners, LP	13,218,994	14,184,858	4.15	4/1/2011	Monthly
OxAM Quant Fund (International) Limited	6,750,000	8,867,367	2.60	6/1/2011	Monthly
Providence MBS Fund, LP	10,600,000	12,386,968	3.62	4/1/2011	Quarterly	(g)
Two Sigma Absolute Return Cayman Fund, Ltd	13,188,890	13,758,701	4.03	8/1/2012	Monthly

Relative Value Subtotal	$66,757,884	$72,545,420	21.23%

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments (continued)

March 31, 2013

Investment Fund	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Trading
D.E. Shaw Oculus International Fund	$12,000,000	$14,693,466	4.30%	7/1/2011	Quarterly
Dymon Asia Macro Fund	9,000,000	9,282,886	2.71	10/1/2011	Monthly
MKP Opportunity Partners, L.P.	12,198,243	12,543,264	3.67	6/1/2012	Monthly
Stratus Feeder Limited	9,869,880	9,946,612	2.91	1/1/2012	Monthly
Whiteside Energy Offshore, Ltd.	11,500,000	12,474,883	3.65	10/1/2011	Monthly

Trading Subtotal	$54,568,123	$58,941,111	17.24%

Total	$278,886,641	$309,301,091	90.49%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed as of the measurement date and thereafter on the frequency noted in the Redemption Frequency column.
(c)	The Investment Fund is subject to an investor level gate of 12.5%.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	A portion or all of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.
(f)	The Investment Fund is subject to an investor level gate of 33%.
(g)	A portion of these holdings have been designated Level 3 because they are not redeemable within 90 days without paying a fee.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem within one quarter of the March 31, 2013 measurement date, subject to further lockups and liquidity provisions. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem within one quarter of the March 31, 2013 measurement date. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of March 31, 2013 is $16,472,342 which relates to the value of a portion of several securities that can be partially redeemed within one quarter of the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. In the prior year, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the March 31, 2012 measurement date or within one year of such date. There were no transfers between Level 1 and Level 2 during the year ended March 31, 2013.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments (continued)

March 31, 2013

ASSETS TABLE

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Credit	$56,203,241	$—	$35,744,526	$20,458,715
Equity Hedged	86,479,982	—	47,071,334	39,408,648
Multi-Strategy	35,131,337	—	10,031,711	25,099,626
Relative Value	72,545,420	—	67,475,420	5,070,000
Trading	58,941,111	—	58,941,111	—

Total Assets	$309,301,091	$—	$219,264,102	$90,036,989

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of March 31, 2012*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3**	Transfers out of Level 3	Balance as of March 31, 2013
Credit	$9,504,375	$—	$1,954,340	$9,000,000	$—	$—	$—	$20,458,715
Equity Hedged	17,574,613	(64,407)	3,958,932	19,500,000	(1,583,870)	23,380	—	39,408,648
Multi-Strategy	15,527,786	—	1,571,840	8,000,000	—	—	—	25,099,626
Other	4,312,491	164,595	(112,491)	2,800,000	(7,164,595)	—	—	—
Relative Value	—	—	70,000	5,000,000	—	—	—	5,070,000

Total	$46,919,265	$100,188	$7,442,621	$44,300,000	$(8,748,465)	$23,380	$—	$90,036,989

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $7,541,889 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*	Balance as of March 31, 2012 was adjusted to reflect Level 3 investments where the Fund does not have ability to redeem within one quarter of March 31, 2012, subject to further lockups and liquidity provisions.
**	The transfer from Level 2 into Level 3 investments in the amount of $23,380 is due to transfers from two Investment Funds’ liquid holdings into side pockets during the year ended March 31, 2013.

The preceding notes are an integral part of these financial statements.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2013 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During the Past 5 Years

INDEPENDENT TRUSTEES

George W. Gowen (83) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	10	None

Stephen H. Penman (66) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	10	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (48) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995- 2011).	10	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.

INTERESTED TRUSTEE

Meyer Feldberg (71)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	55	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT TRUSTEES

William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since April 16, 2012	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations	Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on March 29, 2011.
[2]	Of the 55 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 10 comprise the registered alternative investment funds advised by UBS A&Q.
[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the period July 1, 2011 through June 30, 2012 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings—Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,000 for 2012 and $71,400 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $28,700 for 2012 and $34,330 for 2013. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing sub chapter M and diversification testing.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,000 for 2012 and $24,500 for 2013. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (e)(1)The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,615 mil for 2012 through March 31, 2012 and $1,206 mil for 2013 through March 31, 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

UBS Alternative & Quantitative Investments LLC

Proxy Voting Policy

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

—	Failure to provided required disclosures for investment advisers and registered investment companies

●	Failure to vote proxies in best interest of clients and funds

●	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

—	the impact on the value of the securities;

—	the anticipated costs and benefits associated with the proposal;

—	the effect on liquidity;

—	impact on redemption or withdrawal rights;

—	the continued or increased availability of portfolio information; and

—	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is responsible for the day-to-day management of the Fund’s portfolio. The members of the portfolio management team are Bruce

Almicke, Americo Nardis and Norman E. Sienko, Jr. (each, a “Portfolio Manager” and together, the “Portfolio Managers”). The portfolio management team is responsible for the selection and allocation of the Fund’s investments.

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Co-Chief Investment Officer and Head of the Adviser’s Alternative Investment Solutions group. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. Prior to that, Mr. Amlicke was Chief Investment Officer of the O’Connor Multi-Manager Program, which became the Adviser in March 2004, from 2003 to 2004. Mr. Nardis has been a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Co-Chief Investment Officer of the Adviser’s Alternative Investment Solutions group. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sienko has served as a Portfolio Manager of the Fund since inception. He served as head of UBS Alternative Investments US’ portfolio management group from 1998 to 2010, prior to joining the Adviser. He is also currently an Executive Director and a Senior Investment Officer of the Adviser.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of March 31, 2013.

As of March 31, 2013	REGISTERED INVESTMENT COMPANIES		POOLED ACCOUNTS		OTHER ACCOUNTS
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
NORMAN E. SIENKO JR.	6	$891,758,567	4	$215,865,636	0	N/A
BRUCE AMLICKE	0	N/A	59	$18,836,867,428	12	$5,563,112,698
AMERICO NARDIS	0	N/A	59	$18,836,867,428	12	$5,563,112,698

(1)	3 accounts with total assets of approximately $370,536,759 charge performance-based advisory fees.

(2)	2 accounts with total assets of approximately $94,760,063 charge performance-based advisory fees.

(3)	39 accounts with total assets of approximately $14,397,117,813 charge performance-based advisory fees.

(4)	1 account with total assets of approximately $61,412,090 charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially owns any shares in the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	O’Connor Fund of Funds: Multi-Strategy

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	5/21/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	5/21/13

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	5/21/13

*  Print the name and title of each signing officer under his or her signature.